USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
DEAR STOCKHOLDERS:
--------------------------------------------------------------------------------

  Nineteen ninety-five was an eventful year for USF&G Pacholder Fund, Inc. Dur-ing the first quarter, the Fund successfully completed its rights offering. The offering was oversubscribed and received broad participation from stockholders, raising approximately $22 million. The new shares were issued at an attractive price of $15.65 per share, or a 10% discount to the net asset value of the Fund at the time of pricing. The rights offering increased the number of common shares outstanding to nearly 5 million. The Fund, by virtue of these additional shares outstanding and favorable long-term performance, has attracted investor interest. Average weekly trading volume in 1995 was 57,000 shares, an 84% in-crease over 1994.

  During the third quarter, the Fund closed a $33 million private placement of 6.95% Cumulative Preferred Stock with a mandatory redemption date of August 1, 2000. The issue is rated AAA by Standard & Poor's. This financing allowed the Fund to call all of its remaining 8.60% Cumulative Preferred Stock, $8.05 mil-lion liquidation value, which began amortizing in 1994. We believe that this leverage is attractive to common stockholders because the Fund should be able to earn more in the high-yield market than the 6.95% preferred dividend rate. [These two transactions increased the Fund's net assets to over $112 million from $67 million at the beginning of the year.]

1995 IN REVIEW
  The yield on the ten-year U.S. Treasury Note fell by 226 basis points (2.26%) during 1995 to 5.57% at the end of December. Benefiting from the rally in the Treasury market, the high-yield market posted significant returns in 1995, re-versing the negative returns of 1994. The CS First Boston High Yield Index(TM) (the "Index") reported a 17.38% return in 1995 compared to -0.97% in 1994. How-ever, the performance of the high-yield market was not able to keep up with the Treasury market step for step. The yield difference between the Index and Trea-suries increased by nearly 1% from 3.88% to 4.84%. In addition, the average spread between B-rated and BB-rated issues widened by 60 basis points (.60%) during 1995 to a three-year high of 224 basis points (2.24%). This can par-tially be explained by the higher correlation of BB-rated bonds to the Treasury market in a falling interest rate environment, and investor demand for greater yield, as the year progressed, on more risky, lower-rated issues.

  For the majority of the year, the Fund was underweighted in BB-rated securi-ties relative to the market. In addition, a few of the Fund's investments expe-rienced credit deterioration in the latter part of the year. Due to these fac-tors, the Fund's total return of 10.68% for the year ended December 31, 1995 underperformed the Index.

  We believe that increasing the credit quality and diversification of the portfolio is the most prudent strategy to undertake at this point in the eco-nomic cycle. This strategy was implemented in the third and fourth quarters and resulted in the Fund increasing its allocation in BB-rated securities to 23% at year-end, as compared to 7% at June 30, 1995. The Fund also increased its is-suer diversification in order to lessen the impact of negative credit events as we move forward in a slower growth economy. At December 31, 1995, the Fund held securities of 97 companies in its portfolio, with the average investment ac-counting for 1.0% of net assets, compared to 53 companies in the Fund's portfo-lio at December 31, 1994, with the average investment accounting for 1.9% of net assets.

OUTLOOK FOR 1996
  We are cautiously optimistic about the prospects of the high-yield market in 1996 and continue to believe that it provides attractive long-term opportuni-ties for our stockholders. The market is in strong technical shape as funds continue to flow into open-end, high-yield mutual funds. In addition, the mar-ket is attracting increased investments from pension funds, insurance companies and traditional investment-grade funds, as historically low interest rates force these institutions to look at the high-yield market for incremental in-vestment returns.

  We do believe, however, that it will be critical to be very selective in the market this year. There are a number of companies in the high-yield market that have been experiencing financial difficulty for a number of reasons, such as weakness in certain business sectors, over-leverage and slower growth in our economy. Therefore, fundamental credit analysis will be even more important in 1996. Our experience has shown that there are opportunities to make attractive investments in the discount sector of the market. The Fund will continue to make selective total return investments, while at the same time maintain a solid core high-yield portfolio. The Fund has started 1996 on a positive note, recording a total return of 2.83% in January compared to the Index return of 1.90%.

DIVIDEND OUTLOOK
  Recent changes in the high-yield market, the continuous fall in Treasury rates and the Fund's strategy of increasing the credit quality of the portfo-lio, have had the effect of lowering the average yield and coupon of the port-folio. The historically low interest rate environment that we are in today will continue to have this effect on the high-yield market as issuers refinance high coupon debt at lower levels. As a result of this, the Fund's income level is no longer sufficient to sustain a regular quarterly distribution of $.475 per share, a rate that the Fund began distributing fourteen quarters ago in the third quarter of 1992. Given the current market conditions and the composition of the Fund's portfolio, we anticipate that the Board of Directors will estab-lish a regular quarterly distribution of $.425 per share in 1996.

  We thank you for your continued confidence and support, and look forward to serving your investment needs in 1996 and beyond.

Sincerely,

/s/ ANTHONY L. LONGI, JR.

Anthony L. Longi, Jr.
President

February 12, 1996
--------------------------------------------------------------------------------

USF&G PACHOLDER FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995

------------------------------------------------------------------------------

                                                                       PERCENT
                                                    PAR                OF NET
DESCRIPTION                                        (000)     VALUE     ASSETS
------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 96.1%
AEROSPACE & DEFENSE -- 0.9%
Coltec Industries Inc., Sr Nt,
 9.75%, 11/1/99                                    $  500 $    516,250   0.4%
Howmet Inc., Sr Sub Nt,
 10.0%, 12/1/03/2/                                    500      520,000   0.5
                                                          ------------   ---
                                                             1,036,250   0.9
AUTO PARTS & EQUIPMENT -- 1.7%
JPS Automotive Products Corp.,
 Sr Nt, 11.125%, 6/15/01                            2,000    1,920,000   1.7
                                                          ------------   ---
BROADCAST RADIO & TV -- 2.9%
Argyle Television, Sr Sub Nt,
 9.75%, 11/1/05                                       750      744,375   0.6
Granite Broadcasting Corp., Sr Sub Nt, 10.375%,
 5/15/05                                            1,000    1,025,000   0.9
Sinclair Broadcast Group, Sr Sub Nt, 10.0%,
 9/30/05                                            1,500    1,533,750   1.4
                                                          ------------   ---
                                                             3,303,125   2.9
BUILDING -- 4.5%
Harrow Industries Inc., Sr Sub Deb, 12.375%,
 4/15/02                                            2,000    1,860,000   1.7
Southdown Inc., Sr Sub Nt,
 14.0%, 10/15/01                                    2,000    2,185,000   1.9
Triangle Pacific Corp., Sr Nt,
 10.5%, 8/1/03                                      1,000    1,050,000   0.9
                                                          ------------   ---
                                                             5,095,000   4.5
BUSINESS SERVICES &
EQUIPMENT -- 1.3%
AM International Inc., Trade Claim, 5.0%,
 9/30/98/2/,/3/                                       579      466,416   0.4
Day International Group Inc., Sr Sub Nt, 11.125%,
 6/1/05                                             1,000    1,000,000   0.9
                                                          ------------   ---
                                                             1,466,416   1.3
CABLE TELEVISION -- 5.1%
CAI Wireless Systems Inc., Sr Nt, 12.25%, 9/15/02   1,000    1,070,000   1.0
Cablevision Systems Corp., Sr Sub Nt, 9.25%,
 11/1/05                                            1,000    1,032,500   0.9
Comcast Corporation, Sr Sub,
 9.125%, 10/15/06                                   1,500    1,560,000   1.4
Continental Cablevision, Sr Nt,
 8.3%, 5/15/06                                        500      501,250   0.5
Fundy Cable Ltd., Sr Nt,
 11.0%, 11/15/05                                    1,000    1,040,000   0.9
Lenfest Communications, Sr Nt, 8.375%, 11/1/05        500      500,000   0.4
                                                          ------------   ---
                                                             5,703,750   5.1
                                                                        PERCENT
                                                     PAR                OF NET
DESCRIPTION                                         (000)     VALUE     ASSETS
-------------------------------------------------------------------------------
CHEMICALS/PLASTICS -- 7.2%
Applied Extrusion Technologies Inc., Sr Unsecd Nt,
 11.5%, 4/1/02                                      $1,500 $  1,605,000   1.4%
Berry Plastics Corp., Sr Sub Nt,
 12.25%, 4/15/04                                     1,400    1,484,000   1.3
Buckeye Cellulose Corp., Sr Sub Nt, 8.5%, 12/15/05     500      509,375   0.5
Envirodyne Industries, Sr Nt,
 12.0%, 6/15/00                                        500      482,500   0.4
Plastic Specialties and Technologies, Inc., Sr Nt,
 11.25%, 12/1/03                                     2,000    1,800,000   1.6
Portola Packaging Inc., Sr Nt,
 10.75%, 10/1/05                                     1,250    1,287,500   1.2
Uniroyal Technology Corp., Sr Nt w/warrant,
 11.75%, 6/1/03                                      1,000      935,000   0.8
                                                           ------------   ---
                                                              8,103,375   7.2
CLOTHING & TEXTILE -- 2.8%
Fieldcrest Cannon Inc., Sr Sub Deb, 11.25%,
 6/15/04                                               500      462,500   0.4
Reeves Industries Inc., Sub Deb,
 13.75%, 5/1/01                                      1,489    1,191,200   1.1
Synthetic Industries Inc., Deb,
 12.75%, 12/1/02                                     1,500    1,470,000   1.3
                                                           ------------   ---
                                                              3,123,700   2.8
CONGLOMERATE -- 1.9%
Interlake Corp., Sr Sub Deb,
 12.125%, 3/1/02                                     1,500    1,415,625   1.3
Siebe Inc., Sr Sec Nt, 11.22%, 1/29/01/2/,/4/          479      479,027   0.4
Valcor Inc., Sr Nt, 9.625%, 11/1/03                    250      230,000   0.2
                                                           ------------   ---
                                                              2,124,652   1.9
CONTAINERS -- 2.7%
Calmar Inc., Deb, 11.5%, 8/1/05/2/                   1,500    1,522,500   1.3
Stone Container Corp., 1st Mtg Bond, 10.75%,
 10/1/02                                             1,500    1,537,500   1.4
                                                           ------------   ---
                                                              3,060,000   2.7
COSMETICS/TOILETRIES -- 1.6%
Chattem Inc., Sr Sub Nt, 12.75%, 6/15/04               873      809,708   0.7
JB Williams Holdings Inc., Sr Nt,
 12.0%, 3/1/04                                       1,000      995,000   0.9
                                                           ------------   ---
                                                              1,804,708   1.6

-------------------------------------------------------------------------------
2

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1995

--------------------------------------------------------------------------------

                                                                        PERCENT
                                                     PAR                OF NET
DESCRIPTION                                         (000)     VALUE     ASSETS
-------------------------------------------------------------------------------
ECOLOGICAL SERVICES &
EQUIPMENT -- 2.7%
Clean Harbors Inc., Sr Nt,
 12.5%, 5/15/01                                     $1,400 $    490,000   0.4%
ICF Kaiser International Inc.:
 Sr Sub Nt w/warrant,
 12.0%, 12/31/03                                     1,500    1,357,500   1.2
 Sr Sub Nt, 12.0%, 12/31/03                            500      450,000   0.4
Norcal Waste, Sr Nt, 12.5%, 11/15/05/2/                750      748,125   0.7
                                                           ------------   ---
                                                              3,045,625   2.7
ELECTRONICS/ELECTRIC -- 0.9%
Communications & Power Industries, Sr Sub Nt,
 12.0%, 8/1/05/2/                                    1,000    1,010,000   0.9
                                                           ------------   ---
EQUIPMENT LEASING -- 4.1%
Genicom Corp., Sr Sub Nt,
 12.5%, 2/15/97                                      2,000    2,000,000   1.8
San Jacinto Holdings, Sr Sub Nt w/Sub Int, 8.0%,
 12/31/00                                            2,382    1,857,960   1.7
Vis Capital Corp., Sr Sub Deb,
 12.375%, 7/1/98                                       633      633,000   0.6
                                                           ------------   ---
                                                              4,490,960   4.1
FARMING & AGRICULTURE -- 1.8%
Darling International Inc., Sr Sub Nt, 11.0%,
 7/15/00                                             2,000    2,000,000   1.8
                                                           ------------   ---
FINANCIAL INTERMEDIARIES -- 3.0%
GNF Corp. (Bally Grand), 1st Mtg, 10.625%, 4/1/03    1,500    1,387,500   1.2
Trump Plaza Funding, 1st Mtg. Nt, 10.875%, 6/15/01   1,000    1,035,000   0.9
Trump Taj Mahal Funding Inc., Deb, Series A,
 11.35%, 11/15/99                                    1,030      978,144   0.9
                                                           ------------   ---
                                                              3,400,644   3.0
FOOD/DRUG RETAILERS -- 3.9%
Bruno's Inc., Sr Sub Nt, 10.5%, 8/1/05               1,500    1,477,500   1.3
P&C Food Markets Inc., Deb,
 11.5%, 10/15/01                                     1,000      970,000   0.9
Ralph's Grocery Co., Sr Nt,
 10.45%, 6/15/04                                     1,000    1,010,000   0.9
Smitty's Super Value Inc., Sr Sub Nt, 12.75%,
 6/15/04                                             1,000      960,000   0.8
                                                           ------------   ---
                                                              4,417,500   3.9

                                                                        PERCENT
                                                    PAR                 OF NET
DESCRIPTION                                        (000)      VALUE     ASSETS
-------------------------------------------------------------------------------
FOOD SERVICE -- 5.3%
ARA Group Inc., Sub Deb,
 13.0%, 1/15/97                                    $  250 $     250,313   0.2%
Beatrice Foods Inc., Sr Sub Nt,
 12.0%, 12/1/01/5/                                  2,000       590,000   0.5
Carrols Corp., Sr Nt, 11.5%, 8/15/03                1,500     1,492,500   1.3
Coinmach Corp., Sr Nt,
 11.75%, 11/15/05/2/                                1,055     1,065,550   1.0
Cott Corp., Sr Nt, 9.375%, 7/1/05                   1,000       995,000   0.9
Flagstar Corp., Sr. Nt,
 10.875%, 12/1/02                                   1,750     1,583,750   1.4
                                                          -------------   ---
                                                              5,977,113   5.3
FOREST PRODUCTS -- 4.9%
APP International Finance, Gtd Sec Nt,
 11.75%,10/1/05                                     1,250     1,206,250   1.1
Data Documents, Sr Sec Nt,
 7/15/02                                            1,502     1,635,000   1.5
Repap Wisconsin Inc., Sr Nt,
 9.25%, 2/1/02                                      1,000       942,500   0.8
United Stationer Supplies, Sr Nt, 12.75%, 5/1/05    1,250     1,362,500   1.2
Wickes Lumber Co., Sr Sub Nt, 11.625%, 12/15/03       550       371,250   0.3
                                                          -------------   ---
                                                              5,517,500   4.9
HEALTH CARE -- 3.0%
Grancare Inc., Sr Sub Nt,
 9.375%, 9/15/05                                    1,250     1,265,625   1.1
Ornda Healthcorp, Sr Sub Nt,
 11.375%, 8/15/04                                   1,000     1,117,500   1.0
Regency Health Services, Sr Sub, 9.875%, 10/15/02   1,000       990,000   0.9
                                                          -------------   ---
                                                              3,373,125   3.0
HOME FURNISHINGS -- 1.1%
Congoleum Corp., Sr Nt, 9.0%, 2/1/01                1,250     1,203,125   1.1
                                                          -------------   ---
HOTELS & CASINOS -- 4.9%
Grand Casinos Inc., 1st Mtg.,
 10.125%, 12/1/03                                   1,000     1,042,500   0.9
HMH Properties Inc., Sr Nt,
 9.5%, 5/15/05                                      1,000     1,020,000   0.9
Hollywood Casino Corp., Sr Nt,
 12.75%, 11/1/03                                      500       450,000   0.4
Host Marriott Travel Plaza, Sr Nt,
 9.5%, 5/15/05                                      1,250     1,234,375   1.1
Resorts International, Mtg Bond,
 11.0%, 9/15/03                                     2,000     1,840,000   1.6
                                                          -------------   ---
                                                              5,586,875   4.9

-------------------------------------------------------------------------------

USF&G PACHOLDER FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1995
------------------------------------------------------------------------------

                                                                       PERCENT
                                                    PAR                OF NET
DESCRIPTION                                        (000)     VALUE     ASSETS
------------------------------------------------------------------------------
INDUSTRIAL EQUIPMENT -- 1.6%
Specialty Equipment Inc., Sr Sub Deb,
 11.375%, 12/1/03                                  $1,750 $  1,776,250   1.6%
                                                          ------------   ---
INSURANCE -- 0.8%
Riverside Group Inc., Sub Nt,
 13.05, 9/30/99/2/,/4/                              1,000      900,000   0.8
                                                          ------------   ---
LEISURE -- 3.9%
Alliance Entertainment, Sr Sub Nt,
 11.25%, 7/15/05                                    1,000    1,002,500   0.9
Hines Horticulture, Sr Sub Nt,
 11.75%, 10/15/05                                     750      780,000   0.7
The Selmer Company, Sr Sub Nt,
 11.0%, 5/15/05                                     1,500    1,485,000   1.3
United Artists, Sr Nt, 11.5%, 5/1/02                1,000    1,070,000   1.0
                                                          ------------   ---
                                                             4,377,500   3.9
NON-FERROUS METALS/
 MINERALS -- 4.3%
Easco Corp., Sr Nt, 10.0%, 3/15/01                  1,000      990,000   0.9
Great Lakes Carbon Corp., Sr Nt,
 10.0%, 1/1/06                                        500      512,500   0.5
Magma Copper Co., Sr Sub Nt,
 12.0%, 12/15/01                                    1,600    1,792,000   1.6
Renco Metals, Inc., Sr Nt, 12.0%, 7/15/00           1,400    1,512,000   1.3
                                                          ------------   ---
                                                             4,806,500   4.3
OIL & GAS -- 5.0%
Giant Industries Inc., Sr Sub Nt,
 9.75%, 11/15/03                                    1,000    1,010,000   0.9
Petro PSC Properties, Sr Nt,
 12.5%, 6/1/02                                      1,500    1,395,000   1.2
Petroleum Heat & Power Co. Inc., Sub Deb, 12.25%,
 2/1/05                                               750      828,750   0.7
Tesoro Petroleum Corp., Sub Deb,
 13.0%, 12/1/00                                     1,500    1,522,500   1.4
United Refining Corp., Sr Nt w/warrant, 11.5%,
 12/31/03/2/                                        1,000      925,000   0.8
                                                          ------------   ---
                                                             5,681,250   5.0
RETAILERS -- 0.9%
Herff Jones Inc., Sr Sub Nt,
 11.0%, 8/15/05                                     1,000    1,055,000   0.9
                                                          ------------   ---
                                                   SHARES/              PERCENT
                                                     PAR                OF NET
DESCRIPTION                                         (000)     VALUE     ASSETS
-------------------------------------------------------------------------------
STEEL -- 2.4%
Algoma Steel, 1st Mtg. Bond,
 12.375%, 7/15/05                                  $1,000  $    900,000   0.8%
Gulf States Steel, 13.5%, 4/15/03                   1,000       880,000   0.8
NS Group Inc., Sr Nt, 13.5%, 7/15/03                1,000       870,000   0.8
                                                           ------------  ----
                                                              2,650,000   2.4
SURFACE TRANSPORT -- 3.9%
Moran Transport Co., 1st Mtg Nt,                    2,000     1,885,000   1.7
 11.75%, 7/15/04
Trism Inc., Sr Sub Nt,
 10.75%, 12/15/00                                   1,250     1,212,500   1.1
Viking Star Shipping Inc., 1st Pfd Mtg Nt,
 9.625%, 7/15/03                                    1,250     1,287,500   1.1
                                                           ------------  ----
                                                              4,385,000   3.9
TELECOMMUNICATIONS/CELLULAR COMMUNICATION -- 3.7%
A+Network Inc., Sr Sub,
 11.875%, 11/1/05                                     750       755,625   0.7
Metrocall Inc., Sr Sub Nt,
 10.375%, 10/1/07                                     750       792,188   0.7
Mobilemedia Corp., Sr Sub Nt, 9.375%, 11/1/07       1,000     1,025,000   0.9
Paging Network Inc., Sr Sub Nt, 10.125%, 8/1/07     1,500     1,633,125   1.4
                                                           ------------  ----
                                                              4,205,938   3.7
UTILITIES -- 1.4%
The Coastal Corporation, Deb,
 11.75%, 6/15/06                                    1,500     1,586,250   1.4
                                                           ------------  ----
TOTAL CORPORATE DEBT SECURITIES
 (amortized cost $109,504,340)                              108,147,131  96.1
                                                           ------------  ----
EQUITY INVESTMENTS -- 0.1%
Data Documents, Warrants,
 7/15/02/1/                                         2,000       160,000   0.1
Terex Corp., Stock Appreciation Rights,
 7/01/97/1/                                         4,905           --    --
U.S. Trails, Inc., Warrants,
 6/30/99/1/                                        33,081           --    --
                                                           ------------  ----
TOTAL EQUITY INVESTMENTS
 (cost $0)                                                      160,000   0.1

-------------------------------------------------------------------------------
4

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)
DECEMBER 31, 1995
-------------------------------------------------------------------------------

                                                                    PERCENT
                                          PAR                       OF NET
DESCRIPTION                              (000)        VALUE         ASSETS
-------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.5%
Cargill Inc.:
 5.95%, 1/4/96                           $1,500       $1,499,504    1.3%
General Electric Capital Corp.:
 5.79%, 1/5/96                            2,500        2,498,392    2.2
                                                      ----------    ---
TOTAL COMMERCIAL PAPER
 (at amortized cost)                                   3,997,896    3.5
                                                      ----------    ---

                                                                         PERCENT
                                                                         OF NET
DESCRIPTION                                                   VALUE      ASSETS
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
 (amortized cost $113,502,236)                             $112,305,027    99.7%
OTHER ASSETS IN EXCESS OF LIABILITIES.................          291,200     0.3
                                                           ------------   -----
NET ASSETS............................................     $112,596,227   100.0%
LESS: OUTSTANDING PREFERRED STOCK.....................      (33,000,000)
                                                           ------------
NET ASSETS APPLICABLE TO
 4,968,638 SHARES OF
 COMMON STOCK OUTSTANDING.............................     $ 79,596,227
                                                           ============
NET ASSET VALUE PER COMMON SHARE
 ($79,596,227 / 4,968,638)............................           $16.02
                                                                 ======
--------------------------------------------------------------------------------

/1/ Non-income producing security.
/2/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $7,636,718 or 6.8% of net assets.
/3/ A Director of the Fund also serves as a Director of this company.
/4/ Board valued security. These securities amounted to $1,379,027 or 1.2% of net assets.
/5/ Security is in default.
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESMENT INCOME:
 Interest.........................................................  $11,076,858
EXPENSES:
 Investment advisory fee (Note 5).................................      391,534
 Administrative fee (Note 5)......................................      170,185
 Custodian, tranfer agent and accounting fees.....................       84,929
 Directors' fees..................................................       64,301
 Printing and postage.............................................       55,335
 Audit fee........................................................       40,550
 Legal fees.......................................................       24,442
 Miscellaneous....................................................        7,595
                                                                    -----------
   Total expenses.................................................      838,871
                                                                    -----------
   Net investment income..........................................   10,237,987
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized loss on investments.................................   (2,728,589)
 Net unrealized appreciation of investments.......................    1,562,889
                                                                    -----------
   Net realized and unrealized loss on investments................   (1,165,700)
                                                                    -----------
Net increase in net assets resulting from operations..............    9,072,287
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS...........................   (1,374,239)
                                                                    -----------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
 RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO PREFERRED
 STOCKHOLDERS.....................................................  $ 7,698,048
                                                                    ===========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         FOR THE YEAR ENDED
                                                            DECEMBER 31,
                                                      -------------------------
                                                          1995         1994
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
 Net investment income..............................   $10,237,987  $ 6,928,038
 Net realized loss on investments...................    (2,728,589)    (240,392)
 Net unrealized appreciation/(depreciation) of
  investments.......................................     1,562,889   (6,181,006)
                                                      ------------  -----------
 Net increase in net assets resulting from
  operations........................................     9,072,287      506,640
                                                      ------------  -----------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends ($2.20 and $86.00 per share,
  respectively).....................................    (1,374,239)    (782,600)
 Common dividends:
   Net investment income and short- term gains of
    $1.90 and $1.92 per share, respectively.........    (8,733,897)  (6,125,564)
                                                      ------------  -----------
Total decrease in net assets from distributions to
 stockholders.......................................   (10,108,136)  (6,908,164)
                                                      ------------  -----------
FUND SHARE TRANSACTIONS
 (NOTES 2 AND 3):
 Net proceeds from issuance of
  preferred stock...................................    32,752,380          --
 Redemption of preferred stock......................    (8,922,804)    (800,000)
 Value of 15,088 and 24,020 shares issued in
  reinvestment of dividends, respectively...........       254,686      446,843
 Net proceeds from common stock issued (1,457,942
  and 1,160,115 shares, respectively) in rights
  offering (after deducting $793,832 and $123,847 of
  offering expenses, respectively)..................    22,022,960   20,421,789
                                                      ------------  -----------
Total increase in net assets derived from fund share
 transactions.......................................    46,107,222   20,068,632
                                                      ------------  -----------
Total net increase in net assets....................    45,071,373   13,667,108
NET ASSETS:
 Beginning of year..................................    67,524,854   53,857,746
                                                      ------------  -----------
 End of year........................................  $112,596,227  $67,524,854
                                                      ============  ===========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)
------------------------------------------------------------------------------

                                           YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1995      1994      1993     1992     1991
------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................     $16.86   $19.23    $18.52   $17.37   $14.49

                                   ------   ------    ------   ------   ------
Net investment income.........       2.19     2.12      2.48     2.37     2.18
Net realized and unrealized
 gain/(loss) on investments...       (.06)   (1.64)     1.42     1.32     2.84

                                   ------   ------    ------   ------   ------
Net increase in net asset
 value resulting from
 operations...................       2.13      .48      3.90     3.69     5.02

                                   ------   ------    ------   ------   ------
DISTRIBUTIONS TO STOCKHOLDERS
 FROM:
Preferred dividends...........       (.29)    (.24)     (.38)    (.33)      --
Common:
 Net investment income and
  short-term gains............      (1.90)   (1.92)    (2.09)   (2.08)   (2.14)
 Net realized long-term
  gains.......................        --        --      (.21)      --       --

                                   ------   ------    ------   ------   ------
Total distributions to
 preferred and common
 stockholders.................      (2.19)   (2.16)    (2.68)   (2.41)   (2.14)

                                   ------   ------    ------   ------   ------
CAPITAL CHANGE RESULTING FROM
 THE ISSUANCE OF FUND SHARES:
Common Shares.................       (.67)    (.69)     (.51)      --       --
Preferred Shares..............       (.11)      --        --     (.13)      --

                                   ------   ------    ------   ------   ------
                                     (.78)    (.69)     (.51)    (.13)      --

                                   ------   ------    ------   ------   ------
Net asset value, end of year..     $16.02   $16.86    $19.23   $18.52   $17.37

                                   ======   ======    ======   ======   ======
Market value per share, end of
 year.........................     $17.38   $16.75    $21.25   $19.38   $17.25

                                   ======   ======    ======   ======   ======
TOTAL INVESTMENT RETURN:(/1/)
Based on market value per
 share........................      16.04%  (11.12%)   22.41%   25.99%   56.78%
Based on net asset value per
 share........................      10.68%    0.72%    20.27%   18.78%   36.71%
RATIOS TO AVERAGE NET
 ASSETS:(/2/)
 Expenses.....................        .86%    1.64%     1.81%    1.90%    1.37%
 Net investment income........      10.45%   10.17%    10.33%   10.32%   12.94%
SUPPLEMENTAL DATA:
Net assets at end of year, net
 of preferred stock (000).....    $79,596  $58,925   $44.458  $34,001  $31,678
Average net assets during
 year, net of preferred stock
 (000)........................    $79,614  $59,002   $43,275  $34,950  $30,724
Portfolio turnover rate.......         83%     102%       97%     121%      48%
Number of preferred shares
 outstanding at end of year...  1,650,000    8,600     9,400   10,000       --
Asset coverage per share of
 preferred stock outstanding
 at end of year...............        $66   $7,852    $5,730   $4,400       --
Liquidation and average market
 value per share of preferred
 stock........................        $20   $1,000    $1,000   $1,000       --

-------------------------------------------------------------------------------
/1/ Total investment return excludes the effects of commissions.
/2/ Ratios calculated on the basis of expenses and net investment income ap-plicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- USF&G Pacholder Fund, Inc. (the "Fund") is a closed-end, diversified management investment company, registered under the Investment Company Act of 1940, as amended. The Fund seeks a high level of total return through current income and capital appreciation by investing primarily in high yield, high risk fixed-income securities of domestic com-panies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. SECURITY VALUATIONS -- Portfolio securities listed on a national securi-ties exchange are valued at the last sale price on that exchange. Securi-ties for which over-the-counter market quotations are readily available are valued at the latest bid price. Restricted securities and other secu-rities for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Di-rectors. There were Board valued securities of $1,379,027 or 1.2% of net assets as of December 31, 1995. Short-term obligations with remaining ma-turities of 60 days or less at the date of purchase are stated at amor-tized cost which is equivalent to value.

 B. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its net investment income and realized gains on securities transactions. Therefore, no federal tax pro-vision is required.

 C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

 D. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Fund's investment advisor determines that issuance of the security is probable. At that time, the Fund will record the trans-action and, in determining its net asset value, will reflect the value of the security. No "when, as and if issued" purchase commitments were in-cluded in the portfolio of investments as of December 31, 1995.

 E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and esti-mated expenses are accrued daily. Dividends to common stockholders are paid from net investment income quarterly, and distributions of net real-ized capital gains are to be paid at least annually.

 F. ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make esti-mates and assumptions that affect the reported amounts of assets and lia-bilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and ex-penses during the reporting period. Actual results could differ from those estimates.

2. COMMON STOCK -- At December 31, 1995, there were 48,340,000 shares of Common Stock with a $.01 par value authorized and 4,968,638 shares outstanding. During 1995, 15,088 shares of common stock were issued in connection with the Fund's dividend reinvestment plan.

   On March 16, 1995, 1,457,942 shares of common stock were issued at $15.65 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $793,832 were recorded as a reduction to the proceeds from the offering. These expenses included $205,351 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Asso-ciates, Inc. (an affiliate of the Advisor), for financial and advisory serv-ices including advising the Fund regarding the structure of the rights offer-ing and the materials utilized therewith, coordinating the distribution ar-rangements for the rights offering and providing information and support services to soliciting broker-dealers.

3. PREFERRED STOCK -- On August 15, 1995, the Fund issued 1,650,000 shares of 6.95% Cumulative Preferred Stock in a private sale at an offering price of $20 per share. Dividends on these shares are payable quarterly at an annual rate of 6.95%. The Fund is required to maintain certain asset coverage, other financial tests and restrictions as set forth in the Fund's Articles Supplementary Creating and Fixing the Rights of 6.95% Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption, on August 1, 2000, at a redemption price equal to $20 per share, plus accumulated and un-paid dividends. The preferred stock is also subject to special mandatory re-demptions, at a redemption price of $20 per share, plus
-------------------------------------------------------------------------------
8

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
-------------------------------------------------------------------------------

   accumulated and unpaid dividends and a premium, as defined, if the Fund is not in compliance with the required coverages, tests and restrictions. In general, the holders of the preferred stock and the common stock vote to-gether as a single class, except that the preferred stockholders, as a sepa-rate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $20 per share, plus accumulated and unpaid dividends. The of-fering expenses of the preferred stock were $247,620 which were recorded as a reduction in paid-in capital for common stockholders. These expenses included $123,750 paid to Winton Associates, Inc. for financial and advisory services including advising the Fund regarding the structure of the preferred stock offering and the materials utilized therewith, and the coordinating of the arrangements of the preferred stock.

   On September 14, 1995, the Fund redeemed the 8,050 outstanding shares of the 8.60% Cumulative Preferred Stock at a redemption price of $1,000 per share plus accumulated and unpaid dividends and a premium. The redemption was made in accordance with the Fund's Purchase Agreement and Articles Supplementary. The premium relating to the redemption was $322,804, which was recorded as a reduction of paid-in capital for common stockholders.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (ex-cluding commercial paper and repurchase agreements) for the year ended De-cember 31, 1995 aggregated $118,792,110 and $71,209,431, respectively.

   At December 31, 1995, the federal income tax basis of securities was $109,504,340; unrealized depreciation aggregated $1,197,209, of which $2,939,965 related to appreciated securities and $4,137,174 related to depre-ciated securities.

   At December 31, 1995, the Fund had available a capital loss carryforward of $2,968,020, of which $239,431 expires in 2002 and the remainder expires in 2003, to offset any future net capital gains.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an agreement with Pacholder & Company (the "Advisor") to serve as the Fund's investment advisor. The Fund pays the Advisor a fee that will increase or decrease based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index.(TM) The fee ranges from a maximum of 1.4% to a minimum of .40% (on an annualized basis) of the average weekly net assets. For the year ended December 31, 1995, the Fund's total return was 10.68%. For the same period, the total return of the CS First Boston High Yield Index(TM) was 17.38%. The 1995 advisory fee is calculated based on .40% of average weekly net assets. Certain officers and directors of the Fund are also execu-tive committee members of the Advisor. At December 31, 1995, accrued advisory fees were $59,924.

   The Fund has an agreement with Investment Company Capital Corp. ("ICC") to render certain administrative services to the Fund. ICC receives from the Fund a fee, calculated and paid monthly, at the annual rate of .20% of the first $50 million of the Fund's average weekly net assets, .15% of such as-sets in excess of $50 million, but less than $100 million and .10% of such assets in excess of $100 million. At December 31, 1995, accrued administra-tive fees were $15,483.

   The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide accounting services for $1,500 per month.

6. NET ASSETS CONSIST OF:

                                                            DECEMBER 31,
                                                      -------------------------
                                                          1995         1994
                                                      ------------  -----------
Common Stock
 ($.01 par value)....................................      $49,686  $    34,956
Preferred Stock......................................   33,000,000    8,600,000
Paid-in capital......................................   83,539,521   61,847,038
Undistributed net investment income..................      172,249       42,389
Accumulated net realized loss on investments.........   (2,968,020)    (239,431)
Unrealized depreciation on investments...............   (1,197,209)  (2,760,098)
                                                      ------------  -----------
                                                      $112,596,227  $67,524,854
                                                      ============  ===========

-------------------------------------------------------------------------------

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Stockholders and Directors
USF&G Pacholder Fund, Inc.

  We have audited the accompanying statement of net assets of USF&G Pacholder Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by man-agement, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USF&G Pacholder Fund, Inc. at December 31, 1995, and the results of its opera-tions, changes in its net assets and financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Dayton, Ohio
February 13, 1996

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
-------------------------------------------------------------------------------

ISSUANCE OF PREFERRED STOCK

  On August 15, 1995, the Fund issued 1,650,000 shares of 6.95% Cumulative Pre-ferred Stock, par value $.01 share, with the liquidation preference of $20 per share (the "Preferred Stock"), in a private placement. The net proceeds of the issuance were invested in debt securities in accordance with the Fund's invest-ment objective and policies. Standard & Poor's assigned a rating of "AAA" to the Preferred Stock.

  Under the Investment Company Act of 1940, (the "1940 Act"), the Fund is not permitted to issue preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock. In addition, the Fund is not permit-ted to declare any cash dividend or other distribution on its common stock un-less, at the time of such declaration, the net asset value of the Fund's port-folio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. At December 31, 1995, the asset coverage of the Preferred Stock under the 1940 Act was 330%. The Fund may be required to redeem shares of Preferred Stock from time to time to maintain the asset coverage of at least 200% or to meet certain other tests and restrictions required in connection with the issuance of the rating for the Preferred Stock.

  The leveraging of the Fund's common stock through the issuance of the Pre-ferred Stock involves certain risks to common stockholders. These include a higher volatility of the net asset value of their shares and potentially more volatility in the market price of their shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the dividend rate of the Preferred Stock, the effect of leverage will be to cause common stock-holders to realize higher current net investment income than if the Fund were not leveraged. Currently, the Fund's portfolio must experience an annual return of 2.04% (net of expenses) in order to cover the annual dividend payments of the Preferred Stock of 6.95%. The following table may assist shareholders in understanding the effects of leverage by illustrating the effect leverage has on the return to a common stockholder. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

------------------------------------------------------------------------------

Assumed Return
 on Portfolio
 (Net of Expenses)...................  -10.00 -5.00%  0.00% 2.04% 5.00% 10.00%
------------------------------------------------------------------------------
Corresponding Return to
 Common Stockholder.................. -17.03% -9.95% -2.88% 0.00% 4.19% 11.26%
------------------------------------------------------------------------------

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED AND CONCLUDED)
-------------------------------------------------------------------------------

  To the extent that the net return on the Fund's investment portfolio on the amount equal to the aggregate redemption price of the Preferred Stock declines toward the dividend rate on the Preferred Stock, the benefit of leverage to common stockholders will be reduced. If the current dividend rate on the Preferred Stock were to exceed the net return on any such portion of the Fund's portfolio, the Funds's leveraged capital structure would result in a lower rate of return to common stockholders and in a lower net asset value than if the Fund were not leveraged. Similarly, since any decline in the net asset value of the Fund's investments will be borne entirely by the common stock-holders, the effect of leverage in a declining market would be a greater de-crease in net asset value to the common stockholders than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for the common shares. In an extreme case, if the Fund's current invest-ment income were not sufficient to meet dividend requirements on the Preferred Stock, or if the Fund failed to maintain the required asset coverage, in order for the Fund to declare a cash dividend or other distribution on its common stock, it could be necessary for it to liquidate certain portfolio investments at a time when it may be disadvantageous to do so, thereby reducing the net asset value attributable to the common stock. Such liquidations may adversely affect the Fund's net asset value and yield.


DIVIDEND REINVESTMENT PLAN

  The Fund's Dividend Reinvestment Plan (the "Plan") offers stockholders a convenient way to invest their dividends and capital gains distributions in additional shares of the Fund's common stock, thereby increasing their hold-ings of Fund shares.

  To participate in the Plan, stockholders must complete an Authorization Form and return it to State Street Bank and Trust Company ("State Street"), the Plan Agent. To start the Plan with a specific dividend, State Street must have received an Authorization Form prior to the record date.

  When a dividend is declared, non-participants will receive cash paid by check. Plan participants will automatically receive shares of the Fund's com-mon stock equivalent to the cash distribution. The number of shares will be determined as follows:

    (1) If the shares are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price; or

    (2) If the shares are trading at a discount from net asset value at the time of valuation, State Street will receive the distribution in cash and apply it to the purchase of shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, before State Street has completed its purchases, the market price exceeds the net asset value per share, the average purchase price per share paid by State Street may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. State Street will use all distributions received in cash to purchase shares within 30 days of the payment date. Interest will not be paid on any uninvested cash payments.

  There is no charge to participants for reinvesting distributions. State Street's fee for administering the Plan is paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a re-sult of distributions payable either in stock or cash. However, each partici-pant will pay a pro rata share of brokerage commissions incurred with respect to State Street's open-market purchases in connection with the Plan.

  State Street maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions for tax records. Shares in the ac-count of each Plan participant are held by State Street in non-certificated form in the name of the participant, and each stockholder's proxy will include shares received pursuant to the Plan. A participant will be issued a certifi-cate for shares held in a Plan account only upon request.

  A Participant may withdraw from the Plan by notifying State Street in writ-ing. Upon termination, participants can either receive a certificate for the whole shares credited to their account and a check for fractional shares or have their shares sold by State Street.

  The automatic reinvestment of distributions will not relieve Plan partici-pants of any income taxes that may be payable (or required to be withheld) on distributions.

  The Fund reserves the right to amend or terminate the Plan and to include a service charge payable by participants.

  Additional information about the Plan and Authorization Forms may be ob-tained by writing State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101, or by calling State Street at (800) 426-5523.


                                ---------------


This report is sent to the stockholders of USF&G Pacholder Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities men-tioned in this report.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     USF&G
                              PACHOLDER FUND, INC.


                                 ANNUAL REPORT
                               DECEMBER 31, 1995

-------------------------------------------------------------------------------
                                     USF&G
                              PACHOLDER FUND, INC.
-------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

 Asher O. Pacholder                     John C. Sweeney
 Chairman                               Director


 James P. Shanahan, Jr.                 John F. Williamson
 Director and Secretary                 Director



 William J. Morgan                      Anthony L. Longi, Jr.
 Director and Treasurer                 President and Assistant Treasurer



 Daniel A. Grant                        James E. Gibson
 Director                               Senior Vice President


 George D. Woodard                      Mark H. Prenger
 Director                               Assistant Treasurer

                              INVESTMENT OBJECTIVE
             A closed-end fund seeking a high level of total return
               through current income and capital appreciation by
      investing primarily in high yield, high risk fixed-income securities of domestic companies.

                               EXECUTIVE OFFICES
                           USF&G Pacholder Fund, Inc.
                                Bank One Towers
                              8044 Montgomery Road
                                   Suite 382
                             Cincinnati, Ohio 45236

                               INVESTMENT ADVISOR
                              Pacholder & Company

                                 ADMINISTRATOR
                        Investment Company Capital Corp.

                                   CUSTODIAN
                               The Provident Bank

                                 TRANSFER AGENT
                       State Street Bank & Trust Company

                                 LEGAL COUNSEL
                             Piper & Marbury L.L.P.

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP

                           ACCOUNTING SERVICES AGENT
                           Pacholder Associates, Inc.